Exhibit 13.2
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
    In connection with this annual report on Form 20-F of Canada Goose Holdings Inc. (the “Company”) for the fiscal year ended March 28, 2021 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Jonathan Sinclair, Executive Vice President and Chief Financial Officer of the Company, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(i)	The Report fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended; and

(ii)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 13, 2021

By:	/s/ Jonathan Sinclair
Jonathan Sinclair
Executive Vice President and Chief Financial Officer (Principal Financial Officer)

The foregoing certification is being furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code) and is not being filed as part of the Form 20-F or as a separate disclosure document.